GuidePath Income Fund
Schedule of Investments
June 30, 2025 (Unaudited)

INVESTMENT COMPANIES - 97.1%	Shares	Value
Domestic Fixed Income Funds - 97.1%
iShares 5-10 Year Investment Grade Corporate Bond ETF (a)	496,356	$26,450,811
iShares Core U.S. Aggregate Bond ETF	88,594	8,788,525
Schwab Intermediate-Term U.S. Treasury ETF (a)(b)	1,475,011	36,919,525
VanEck Emerging Markets High Yield Bond ETF (b)	663,792	13,156,357
		85,315,218
TOTAL INVESTMENT COMPANIES (Cost $83,839,693)		85,315,218

SHORT-TERM INVESTMENTS - 4.8%		Value
Investments Purchased with Proceeds from Securities Lending - 1.9%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.46% (c)	1,621,500	1,621,500

Money Market Funds - 2.9%	Shares
JPMorgan U.S. Government Money Market Fund - Class IM, 4.26% (c)	2,582,591	2,582,591
TOTAL SHORT-TERM INVESTMENTS (Cost $4,204,091)		4,204,091

TOTAL INVESTMENTS - 101.9% (Cost $88,043,784)		89,519,309
Liabilities in Excess of Other Assets - (1.9)%		(1,665,623)
TOTAL NET ASSETS - 100.0%		$87,853,686
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	All or a portion of this security is on loan as of June 30, 2025. The fair value of these securities was $1,587,447.
(c)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.